Redacted portions have been marked with asterisks (***). Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.


                                  EXHIBIT 10.5

                             SALES AGENCY AGREEMENT

                             DATED January 11, 1999

                                     BETWEEN

"AGENT"                                          "BAYER"
PVP                                              Bayer Corporation
10100 "J" Street                                 P.O. Box 390
Omaha, NE 68127                                  Shawnee Mission, KS 66201-0390

1.       Appointment of Agent

         BAYER hereby appoints AGENT as its non-exclusive agent for the sale of the BAYER products identified in Exhibit B (hereafter "PRODUCTS") subject to the terms and conditions of this Agreement. AGENT hereby accepts such appointment and agrees, at all times, to use its best efforts to promote the PRODUCTS and secure orders for the sale of PRODUCTS to CUSTOMERS, as hereinafter defined, in the TERRITORY, as hereinafter defined. BAYER reserves the right to amend the TERRITORY at any time upon thirty (30) days advance written notice to AGENT. Nothing in this Agreement shall mean that AGENT has the exclusive right to secure orders for the sale of PRODUCTS in the TERRITORY.

2.       Term

         The initial term of this Agreement shall commence on the date hereinabove written and shall continue through December 31, 1999. The Agreement may be renewed for successive periods, upon mutual agreement, unless earlier terminated.

3.       Supply of Products

         (a) BAYER shall supply PRODUCTS to AGENT in accordance with the BAYER ANIMAL HEALTH PRICES, POLICES AND TERMS FOR PRODUCTS (hereafter the "PRICES, POLICIES AND TERMS") attached hereto as Exhibit E, as such PRICES, POLICIES AND TERMS may be amended from time to time by BAYER in its sole discretion.

         (b) BAYER reserves the right at any time to allocate its supply of any PRODUCTS among CUSTOMERS whenever any PRODUCT is back ordered or otherwise not available for sale in sufficient quantity to meet all orders then on hand. Whenever BAYER is requested to make delivery in

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                  full by a date certain, BAYER's exercise of its
                  rights under this Paragraph shall excuse its failure to make full delivery by such date. In addition, BAYER reserves the right at any time to relocate its PRODUCTS held in Agent's custody, at BAYER's expense, to one or more of another Agent's custody to meet CUSTOMER's orders.

         (c) BAYER reserves the right to limit orders of PRODUCT to commercially reasonable quantities.

4.       Delivery

         (a). BAYER shall pay freight and insurance on all shipments of PRODUCTS to BAYER-approved AGENT's Delivery/Distribution/ Sales Locations set forth in Exhibit A, which approval
                  BAYER may revoke or modify at any time. BAYER shall determine the carrier, method of transportation and routing of all such shipments of PRODUCTS. If AGENT erquests routes or methods other than those chosen by BAYER, BAYER will try to comply with AGENT's instructions and will bill AGENT for the additional cost, if any, of shipping via the route or method requested by AGENT. Other than as provided for herein, AGENT shall bear the entire costs of shipping PRODUCTS from AGENT's warehouse(s) to CUSTOMERS.

         (b) BAYER shall not be obligated to fill any order submitted by AGENT on behalf of CUSTOMERS calling for delivery sooner than BAYER's then-current delivery schedule, nor shall BAYER be obligated to fill any order for CUSTOMER if payment for any PRODUCTS previously ordered by that CUSTOMER through AGENT is past due.

         (c) Bayer shall not be liable to AGENT for damages or losses of whatsoever nature if delivery of PRODUCTS, in whole or in part, is delayed.

5.       Title and Risk of Loss

         (a) BAYER shall retain title to PRODUCTS held in AGENT's custody until such PRODUCTS are actually sold to CUSTOMERS. Title to PRODUCTS shall pass from BAYER to CUSTOMERS upon the consummation of such sale. AGENT shall take whatever action is requested by BAYER to perfect or maintain title in BAYER to PRODUCTS in the custody of AGENT. AGENT shall at no time be deemed a purchaser of PRODUCTS nor shall AGENT be deemed to have any interest, legal or equitable, in PRODUCTS.

         (b) BAYER shall bear the risk of loss to PRODUCTS until their delivery to CUSTOMERS at the destination specified in the bill of lading.

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6.       Sales and Billing to Customers

         (a) AGENT will be authorized to operate within any of the BAYER-authorized approvals and limits in extending to CUSTOMERS the credit limit in effect at the time of sale without any further approval from BAYER, provided credit approval is immediately rescinded by AGENT for any CUSTOMER who is known to be delinquent sixty (60) days or more in payment on a BAYER-approved credit account, or who AGENT knows or has reason to know is insolvent, has filed for bankruptcy or has had a petition in bankruptcy filed against it. BAYER reserves the right in its sole discretion to decline any order received through AGENT and to change or rescind any credit approval limit at any time. Credit terms shall be as set forth in Exhibit E, Section IV and Exhibit F, Section 2.

         (b) AGENT is authorized to make cash sales of PRODUCTS to any CUSTOMER not appearing on the Do Not Ship list on behalf of BAYER and collect payment thereof without obtaining specific approval from BAYER. All reporting conditions still apply.

         (c) All sales of the PRODUCTS are to be made only to approved licensed, practicing veterinarians and/or livestock producers (CUSTOMERS) with a prescription or Veterinary Drug Purchase Order (VDPO), and AGENT shall invoice only CUSTOMERS for the sale of such PRODUCTS.

         (d) Sale of PRODUCTS to CUSTOMERS shall not be made on order or prescription issued by any person in the employ of or under contract with AGENT, or by any person not meeting the required conditions for a valid Veterinarian Client Patient Relationship (VCPR), as defined by FDA/CVM within AMDUCA regulations.

         (e) All sales of PRODUCTS must be secured by AGENT on BAYER's behalf through BAYER-approved Delivery/Distribution/Sales locations (Exhibit A) and by persons employed by AGENT who are responsible for and assigned to the approved delivery / distribution / sales locations.

         (f) The solicitation, acceptance or confirmation of orders for PRODUCTS by AGENT shall not commence until September 28, 1998. Any orders obtained by BAYER prior to this date for PRODUCTS to be shipped through AGENT to CUSTOMERS will be transmitted to AGENT on or immediately after that date.

         (g) AGENT must issue a separate invoice for the sale of the PRODUCTS for each order. All such invoices for the PRODUCTS shall contain the following statement printed, stamped, or typed on the invoice:

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                           "All Baytril 100 listed on this invoice belongs to
                           the supplier thereof and is being handled by us on a consignment basis. The purchase prices of these products are the supplier's Prices and are to be paid to us as the supplier's agent."

         (h) On all invoices for PRODUCTS, AGENT shall indicate the PRODUCT is a prescription veterinary drug by using the "Rx" symbol, or the following statement "Baytril 100 is a Veterinary Prescription Drug."

         (i) AGENT shall collect payments for all PRODUCTS ordered through AGENT on behalf of BAYER. AGENT shall not be responsible to BAYER for the ultimate payment for any PRODUCTS sold hereunder within the limit of BAYER's credit approval, but if a CUSTOMER defaults in any payment, AGENT shall use its best efforts, within reason, to assist in the collection of such payment. If BAYER has not approved credit to a CUSTOMER, or if credit is negligently extended to a CUSTOMER by AGENT beyond the limits of approved credit, AGENT shall be responsible for the non-payment of such amount beyond the limit of approved credit. In addition, AGENT shall be responsible for any non-payment of an account over 90 days past due that has not been properly reported to BAYER.

         (j) AGENT shall comply with all federal, state or local laws or regulations reasonably related to its performance of this Agreement.

         (k) AGENT shall monitor, supervise and control its employees acting on BAYER's behalf in performance of this Agreement, and shall indemnify and defend BAYER against any claims arising from the negligence of such employees.

         (l) AGENT will be responsible for proof of delivery in the event of disputed delivery of PRODUCT. If AGENT is unable to document delivery, AGENT will be liable.

7.       Commission and Terms of Remittance

         (a) At the conclusion of each BUSINESS DAY, as hereafter defined, AGENT shall electronically transmit to BAYER through the AHI EDI Special Project invoicing detail on all sales of PRODUCTS secured through AGENT (including product returns), including but not limited to CUSTOMER HIN number and zip code or full name, bill and ship-to address; veterinarian's valid license number; date of sale; invoice number; lot number; unit quantity and sales price per PRODUCT and per order. For the purposes of this paragraph 7(a), "sales" shall mean information associated with

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                  PRODUCTS that have been shipped and/or invoiced by AGENT to
                  CUSTOMERS on BAYER'S behalf Sales of PRODUCTS secured through AGENT on Saturdays, Sundays, or Holidays recognized by BAYER, should be reported at the conclusion of the next BUSINESS DAY.

         (b) BAYER shall compensate AGENT for all services provided or expenses incurred by AGENT the commissions listed in Exhibit D on the net sales of each separate order for PRODUCTS into the TERRITORY that result directly from the efforts of AGENT and which BAYER authorized for shipment or delivery into the TERRITORY. "Net Sales" means the invoice price of PRODUCTS sold less all discounts, allowances, purchase, sales or other similar taxes, freight, insurance and duties, and net of returns. BAYER shall not compensate AGENT with respect to PRODUCTS sold by or as a result of the efforts of other AGENTS of BAYER, for shipment to authorized CUSTOMERS out of the TERRITORY, or for orders not pre-approved by BAYER for which payment remains uncollected.

         (c) BAYER will mail AGENT a statement monthly within five (5) business days after month end. Month-end statements will show summary of sales/returns by day and appropriate AGENT commission for the month. Remittance, for all PRODUCT sold by AGENT, to BAYER must be received no later than twenty (20) calendar days following month end. AGENT failure to make remittance or transmit complete and accurate information via EDI to BAYER within the specified time periods shall result in the reduction of the AGENT's commission for the month in which the failure occurred by 2% of net sales.

         (d) AGENT will take a physical inventory of PRODUCTS at the end of each week and will transmit to BAYER their ending inventory through the AHI EDI Special Project. Quantities of PRODUCT that are unreconciled must be supported by explanation and/or documentation satisfactory to BAYER. AGENT shall be responsible for the List Price of any PRODUCTS damaged, destroyed, lost or otherwise deemed unsaleable through negligence or misconduct of AGENT or its employees.

         (e) All of the information required to be submitted by AGENT to BAYER under Paragraph 7(a) shall be broken down according to each of AGENT's individual, approved branch locations.

         (f) BAYER shall have the right to change the rate, terms, and conditions of AGENT's commission at any time upon thirty (30) days advance written notice to AGENT.

         (g) BAYER reserves the right to reject any order for PRODUCTS received through AGENT, to discontinue the sale of any PRODUCT or to allocate

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

                  the supply of any PRODUCT as described in Paragraph 3(b) without incurring liability to AGENT for the payment of commissions hereunder.

         (h) If a CUSTOMER does not pay any amounts due, for PRODUCTS that have been shipped to such CUSTOMER, within sixty (60) days after such payment is due, and AGENT had not acted outside the scope of its authority in extending credit to such CUSTOMER as set forth herein, AGENT shall notify BAYER no more than 90 days after payment is due. BAYER shall credit AGENT in the amount of the unpaid balance of account less the AGENT commissions received on the unpaid balance. BAYER will then assume full responsibility for collecting such outstanding payment.

8.       Prices and Terms

         (a) AGENT shall secure orders for PRODUCTS on behalf of BAYER at the LIST PRICES set forth in the PRICES, POLICES AND TERMS. AGENT expressly agrees, for the purposes of insuring compliance with the Robinson-Patman Act and other applicable laws, that AGENT shall not rebate any part of its commission either directly or indirectly, to CUSTOMERS.

         (b) AGENT's securing of an order for PRODUCTS at a price other than the LIST PRICE, or offering terms different than specified by BAYER, or AGENT's direct or indirect rebate, distribution, allocation or sharing of commissions or profits generated from the sales of the PRODUCTS to CUSTOMERS shall constitute a breach of this Agreement by AGENT.

         (c) AGENT shall secure orders for PRODUCTS from CUSTOMERS on behalf of BAYER on the terms and conditions set out in Exhibits E and F. These terms and conditions may be modified from time to time by BAYER without prior notice. The LIST PRICES and terms and conditions in effect at the time an order for PRODUCTS is taken by AGENT from a CUSTOMER shall govern.

9.       Records, Audits and Reports

         (a) AGENT shall keep proper books of account and records containing complete information relating to PRODUCTS received, stored and sold through AGENT, including the names of CUSTOMERS, HIN numbers, the quantities purchased, lot numbers, prices, and veterinary license numbers, and shall transmit this information to BAYER on a daily basis through the AHI EDI Special Project. AGENT shall also maintain a file containing copies of prescriptions or VDPO's for PRODUCT sold to livestock producers.

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         (b)      BAYER shall have the right to audit, with 24 hours advance notice, the records and inventory of AGENT relating to this Agreement at any time upon request during normal business hours. If an audit reveals that any monies are due BAYER, BAYER will bill AGENT for the difference. AGENT shall pay such amount to BAYER with AGENT's next succeeding payment due under Paragraph 7(c), and documented accordingly. BAYER shall further have the right to offset any payments due to AGENT under this Agreement by such amount. If an audit reveals that any monies are due AGENT, such amount may be withheld by AGENT from its next succeeding payment due under Paragraph 7(b), and documented accordingly.

         (c) During the term of this Agreement, AGENT shall conduct an internal audit at the end of its fiscal year, of inventory of PRODUCT and sales records relating to this Agreement and provide to BAYER certified documentation of such audit. If any monies are due to BAYER, BAYER will invoice AGENT for such amounts and AGENT shall make any such payment within ten (10) days of the date of such invoice.

         (d) When requested by BAYER, the AGENT will provide BAYER with a non-binding forecast of expected PRODUCT sales for each year that this agreement is in effect, for BAYER's production planning purposes.

10.      Taxes

         (a)      Property Tax

                  BAYER shall pay all personal and property taxes assessed on all unsold PRODUCTS held by AGENT in inventory. AGENT shall immediately send to BAYER any and all notices received by AGENT, with respect to the property of BAYER held by AGENT in its inventory, regarding audits, reviews or other activities by any tax authorities. BAYER, and not AGENT, will deal with all local tax authorities with respect to BAYER's property held by AGENT in its inventory.

         (b)      Sales/Use Tax

                  AGENT shall be fully responsible for the assessment, collection and remittance, to state taxing authorities of all sales and/or use taxes applicable to sales of PRODUCTS to CUSTOMERS. AGENT shall maintain on file a copy of a valid Tax Exemption Certificate or resale certificate for CUSTOMERS to whom PRODUCT has been sold under an allowed exemption.

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

                  AGENT will allow BAYER, upon prior written notification, to conduct an audit of applicable tax assessment and collection activity, and will make available to BAYER a copy of pertinent Tax Exemption or resale certificates in the event of an audit of BAYER by taxing authorities.

11.      AGENT'S Promotional Efforts

         AGENT shares in the commitment of BAYER to promote PRODUCTS in order to maintain PRODUCTS' high reputation and to maximize appropriate sales of PRODUCTS. AGENT agrees to use its best efforts to promote and increase sales of PRODUCTS in the TERRITORY. As part of its efforts, AGENT shall include PRODUCTS in its regular sales promotion and shall submit to BAYER copies of its internal bulletins, instructions and announcements to demonstrate that this promotional activity has been accomplished. AGENT shall not create or use any materials, written or otherwise, to promote and/or advertise the sale of PRODUCTS until AGENT has obtained BAYER's prior written approval for such creation and use from BAYER. In connection with promoting PRODUCTS, AGENT shall make no representations or claims relating to PRODUCTS that are inconsistent with the labeling for PRODUCTS or any BAYER-approved materials. AGENT agrees to exercise its best efforts to help ensure that PRODUCTS are used in accordance with their labeling and applicable federal and state laws and regulations.

         AGENT shall have adequate sales capability and shall organize and conduct at least one meeting each year, for the purpose of transferring product or associated technical information between BAYER and the AGENT's sales personnel. AGENT shall maintain suitable warehousing and delivery facilities for PRODUCTS. BAYER shall have the right to inspect such facilities during AGENT's regular business hours and upon providing AGENT reasonable notice. AGENT shall also seek new creditworthy CUSTOMERS for PRODUCTS in the TERRITORY.

         AGENT shall stay informed concerning the condition of the market in the TERRITORY and make available to BAYER any non-confidential information essential to the marketing of PRODUCTS, in particular, sales possibilities, pricing, trade statistics and competitive measures.

         If AGENT operates a catalog business, AGENT shall not sell PRODUCT through the catalog without prior written approval of BAYER.

12.      Product Returns

         (a) PRODUCTS shall at all times be subject to the direction and control of BAYER, and AGENT shall promptly return to BAYER any unsold PRODUCTS upon demand by BAYER. Returns of defective or damaged

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                  PRODUCTS shall be governed by the PRICES, POLICIES AND
                  TERMS. (Refer to Exhibit E, Section 11-B, for Returned Goods Policies).

         (b) AGENT shall inspect PRODUCTS at the time of delivery and shall immediately notify BAYER and the carrier of any obvious damage, shortages, defects or failure of PRODUCTS to conform to the order. If AGENT so notifies BAYER, upon BAYER's request, AGENT shall return to BAYER, at BAYER's expense, all PRODUCTS that AGENT believes are damaged, defective or do not otherwise conform to the order. AGENT shall not sell any PRODUCTS found or claimed to be damaged or defective. AGENT shall send BAYER an itemized list of PRODUCTS returned, dated as of the date of delivery by AGENT to carrier, for reshipment to BAYER. BAYER shall promptly replace at its own expense all PRODUCTS returned hereunder which have been determined to be damaged, defective or otherwise non-conforming by BAYER. (Refer to Exhibit E, Section 11-B, for Returned Goods Policies).

13.      Storage of Products

         AGENT at its own expense shall maintain adequate and separate storage space for PRODUCTS (such that PRODUCTS shall be segregated from any other products stored by AGENT and shall be clearly marked as being owned by BAYER). AGENT shall store PRODUCTS in accordance with BAYER's instructions therefore as set out on PRODUCT label instructions, and under conditions that will ensure PRODUCT retains potency, purity, quality, and identity. For the purposes of inspection, BAYER shall have access to AGENT's premises where PRODUCTS are stored during AGENT's regular business hours and upon providing AGENT reasonable notice.

         BAYER shall be responsible for insuring all PRODUCTS stored by AGENT against casualty loss or the like as a result of fire, flood or other damage or destruction that is not the fault of AGENT or its employees. Any losses of or damages to PRODUCTS in AGENT's custody or control shall be reported to BAYER in writing with documentation satisfactory to BAYER explaining such loss or damage. BAYER shall be responsible for any PRODUCT losses or damages that are not the result of the negligence or fault of AGENT or its employees. BAYER requires that AGENT provide evidence of warehouse insurance coverage for BAYER property in the possession of AGENT, in the event of AGENT'S negligence in the loss of BAYER product. The limits of such insurance coverage should be adequate to reimburse BAYER for the loss of the sales value of BAYER PRODUCTS stored on the AGENT'S premises.

14.      Product Complaints and Indemnities

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         (a)      Upon the receipt of a PRODUCT complaint from a CUSTOMER,
                  AGENT shall report, within one business day, to BAYER's Veterinary Technical Services Department receipt of such complaint. AGENT shall cooperate in the investigation of any complaint at the direction of BAYER. In the event of a third party claim, suit or demand against either party involving PRODUCTS supplied or purchased hereunder, the parties agree to fully cooperate in the defense of such claim, suit or demand.

         (b) Unless AGENT acts outside the scope of its authority under this Agreement, BAYER shall be liable for and indemnify, defend and hold AGENT harmless from and against all claims, suits, demands, losses or damages arising out of this Agreement, except that AGENT shall be liable for and indemnify, defend and hold BAYER and its AFFILIATES harmless from and against all claims, suits, demands, losses or damages resulting from the negligence or fault of AGENT or its employees in the handling, storage, transportation or promotion of PRODUCTS supplied under this Agreement, whether used singly or in combination with other products or materials, or resulting from any unauthorized act by AGENT or its employees in carrying out the activities under this Agreement.

15.      Warranty

         BAYER warrants that PRODUCTS shall conform with the description contained in the labeling therefor. EXCEPT AS SET FORTH ABOVE, BAYER MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH REGARD TO PRODUCTS, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

16.      Claims and Remedies

         (a) No claim of any kind by AGENT against BAYER arising out of this Agreement shall be for more than the commission earned by AGENT on the sale of PRODUCTS. BAYER shall not be liable to AGENT for any special, incidental or consequential damages, whether arising in contract or tort.

         (b) The remedies set forth in this Agreement and the PRICES, POLICIES AND TERMS shall be AGENT's sole and exclusive remedies with respect to:

                  (i) defects in PRODUCTS found or claimed on AGENT's inspection; and,

                  (ii) failure of the PRODUCTS to conform to AGENT's order.

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17.      Trademarks and Copyright

         (a) All trademarks used or designated by BAYER shall be displayed by AGENT, without alteration, on all PRODUCTS bearing any such trademark supplied by BAYER to AGENT hereunder, and all use of such trademarks shall inure to BAYER's benefit or that of its AFFILIATES. AGENT shall not use any trademark, brand or trade dress which is the same as, or which is likely to cause confusion or mistake with any trademark, brand or trade dress of BAYER or its AFFILIATES, except that the trademarks, brands and trade dress used or designated by BAYER may be used in connection with the promotion, sale, display, or advertising of PRODUCTS bearing the same, provided an approved attribution of BAYER ownership is contained therein.

         (b) Any copyright of BAYER or its AFFILIATES that may be created in any article, package design, label, or the like, whether or not bearing any trademark of BAYER or its AFFILIATES, shall be the property of BAYER or its AFFILIATES, as the case may be.

         (c) BAYER warrants and represents that, to the best of its present knowledge and belief, the use of the trademarks designated by BAYER for use on the PRODUCTS and any promotional materials that have been approved for AGENT's use by BAYER, in the Territory, will not infringe a trademark of a third party. BAYER agrees to indemnify and hold AGENT harmless from and against any loss, liability or expense (including reasonable attorney's fees and cost of litigation) resulting from the breach of the above warranty. AGENT shall promptly notify BAYER of any claim of trademark infringement by a third party resulting from the use of a trademark designated by BAYER, of which AGENT becomes aware. AGENT agrees immediately to discontinue use of any BAYER trademark upon notice by BAYER, and all liability arising out of AGENT's use of such trademark after such notice by BAYER shall be borne by AGENT.

18.      Confidential Information

         BAYER may give AGENT technical or non-technical information ("Confidential Information") not generally known to the trade or public, including without limitation information relating to CUSTOMERS, PRODUCTS or other animal health products, techniques, technological methods, prospective new animal health products, research programs or areas, processes, services and other valuable business information (including the terms of this agreement) of BAYER. During the term of this Agreement and thereafter for a period of ten years, AGENT shall not (except as authorized in writing in advance by BAYER):

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         (a)      disclose to any third person in any manner whatsoever any
                  Confidential Information so long as such information is not generally known to the trade or public; or

         (b) use such Confidential Information except for the express purpose of performing its activities under this Agreement.

19.      Security Agreement

         AGENT hereby grants to BAYER a security interest on all PRODUCTS in AGENT'S custody and control under this Agreement, and agrees to allow BAYER to execute a standard form financing statement with a copy of this Agreement to be filed with appropriate state and local government offices, and further agrees that no PRODUCTS will become subject to liens or other security interests or encumbrances as a result of this Agreement or otherwise. If AGENT fails to keep PRODUCTS free and clear of all liens, encumbrances and security interests, AGENT shall pay all costs associated with securing the release of any such liens, encumbrances and security interests.

20.      Definitions

         (a) Status of AGENT: This Agreement describes a sales agency arrangement between AGENT and BAYER, but does not make AGENT a distributor, franchisee, partner or employee of BAYER, nor does it authorize AGENT to act as AGENT for BAYER for any purpose other than what is expressly provided for herein. Nothing in this Agreement or otherwise shall be construed as authorizing AGENT to create or assume any obligation or liability in the name of, or on behalf of, BAYER or to subject BAYER to any obligation or liability to any third person or entity other than as expressly provided for herein. After termination of this Agreement, AGENT shall not use, either directly or indirectly, any name, title or expression that could be construed to mean, or lead any CUSTOMER or other third party to believe, that AGENT is still acting as an agent of BAYER.

         (b)      "CUSTOMER" is any of the following individuals:

                  (I) A BAYER-authorized licensed and practicing veterinarian

                  (ii) A BAYER-authorized livestock producer with a prescription or Veterinary Drug Purchase Order
                            (VDPO).

                  CUSTOMER shall not mean any other agent having a contract with BAYER similar to this Agreement, or any wholesaler or distributor. BAYER shall have the right to reject any orders for PRODUCTS obtained from persons other than those deemed to be CUSTOMERS hereunder. AGENT shall not transfer any PRODUCTS to any of its other locations (if any), or to any other agent having a contract with BAYER similar to this Agreement, or to any wholesaler or distributor, without BAYER's prior written approval.

         (c) "LIST PRICE" means the price for PRODUCTS, as set forth in PRICES, POLICIES AND TERMS.

         (d) "PRODUCTS" mean the BAYER animal health products listed in Exhibit B, as such Exhibit may be amended from time to time by BAYER in its sole discretion.

         (e) "TERRITORY" means the geographic area defined by the state areas set forth in Exhibit C.

         (f) "BUSINESS DAY" means Monday, Tuesday, Wednesday, Thursday, Friday, excluding days recognized by BAYER as Holidays.

21.      Termination

         (a) This Agreement may be terminated with or without cause by either party at any time upon thirty (30) days prior written notice to the other party. In addition, BAYER shall have the right to immediately terminate this Agreement, without incurring any liability to AGENT, at any time upon written notice to AGENT (such termination to be effective as of the date of such notice), in the event of a material breach by the AGENT. Such material breach on the part of the AGENT shall include but not be limited to:

                  (i) AGENT's breach of any provision of this Agreement, which goes uncured for thirty (30) days following receipt of written notice thereof;

                  (ii) AGENT's insolvency; dissolution or termination of existence,

                  (iii)    an assignment for the benefit of creditors by AGENT;

                  (iv) the appointment of a trustee or receiver for any part of AGENT's property;

                  (v) The filing by or against AGENT of any petition in bankruptcy or under any of the provisions of the Bankruptcy Act;

                  (vi) The entry of any judgment against AGENT which remains undischarged or unbonded of record for thirty (30) days;

                  (vii) The attachment of or levy against any of AGENT's property by any judicial officer which is not discharged within thirty (30) days thereafter;

                  (viii) A change, to any extent or however occurring, in the ownership of AGENT's business or in the direct or indirect control or management of AGENT;

                  (ix)     Altering the labeling of the PRODUCTS; or

                  (x) Failing to obey any Federal, State or local laws or regulations reasonably related to performance of this Agreement.


         (b) Termination of this Agreement shall not discharge the rights and obligations of the parties that have accrued prior to the effective date of such termination. Termination for any reason shall be without prejudice to BAYER's rights to any amounts then owing by AGENT under this Agreement, and BAYER shall pay AGENT its commission but only for orders accepted in accordance with this Agreement prior to the effective date of such termination. Within fifteen (15) days after termination of this Agreement, AGENT shall return to BAYER:

                  (i) All unsold PRODUCTS in the custody of AGENT, properly packed and delivered and, except for transportation (including insurance) charges, without expense to BAYER; and

                  (ii) All advertising, promotional and sales materials for PRODUCTS supplied by BAYER to AGENT under this Agreement, and any and all copies of written Confidential Information supplied by BAYER to AGENT under this Agreement, and AGENT shall retain no copies thereof.

         (c) Paragraphs 14, 15, 16, 18, 19, and 26 shall survive termination or expiration of this Agreement.

22.      Force majeure

         Neither party shall be liable to the other by reason of any failure or delay in performance of any provision of this Agreement, nor shall such failure or delay give the other party any right to terminate this Agreement (except for changes in ownership or control of AGENT) if such failure or delay is due to any event (other than financial) beyond the reasonable power of the party failing or delaying to perform. Without limiting the generality of the foregoing, governmental action, inability to obtain supplies, material, labor or transportation, and strikes, boycotts, lockouts and labor disputes shall all be conclusively deemed beyond the reasonable power of the party failing or delayed thereby, even though that party might be able to obviate such failure or delay by agreeing to terms proposed by government, suppliers, carriers, employees or their bargaining representatives, labor disputants, or other third parties.

23.      Assignment

         (a) This Agreement is personal to AGENT and except as otherwise provided herein, neither this Agreement nor any rights hereunder are assignable, delegable or transferable (including without limitation the right to sub-contract) by AGENT without the prior written consent of BAYER.

         (b) BAYER shall have the right to assign or transfer this Agreement at any time without the consent of AGENT.

24.      Notices

         Any notice required or permitted by the terms of this Agreement shall be given by telegram or by registered mail, prepaid and properly addressed, or delivered by hand to BAYER or AGENT at its address set forth in this Agreement or at such other address as either party hereto may designate by notice given as provided herein. If mailed, any such notice shall be deemed to have been given when mailed, and if delivered by hand, when received written.

25.      Captions

         The captions of the paragraphs herein are for convenience of reference only and shall not be deemed parts of this Agreement, nor shall they have any effect on the meaning or interpretation of any of the provisions of this Agreement.

26.      Governing Law

         This Agreement shall be governed by and interpreted in accordance with the law of the State of Kansas applicable to contracts made and performed entirely within that State, regardless of its or any other jurisdiction's choice of law principles

27.      Entire Agreement

         This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, and supersedes all prior writings and discussions relating to such subject matter. Any amendments or modifications to this Agreement shall not be valid unless in writing and signed by duly authorized representatives of both parties.

In witness whereof, the parties have executed this agreement as of the date first above written.


PVP                                                  BAYER CORPORATION
Professional Veterinary Products, Ltd.               Agriculture Division
10100 J Street                                       Animal Health
Omaha, NE 68127                                      Livestock Business Unit



By       /s/ Dr. Lionel L. Reilly               By   /s/ Dan Birch
         ------------------------                    --------------------
         Dr. Lionel L. Reilly                        Dan Birch
         President                                   National Sales Manager

                                    EXHIBIT A
              APPROVED AGENT DELIVERY/DISTRIBUTION/SALES LOCATIONS

BAYER will ship PRODUCTS to the following approved delivery/distribution/sales locations* which are owned or leased by PROFESSIONAL VETERINARY PRODUCTS, LTD., 10100 "J" STREET, OMAHA, NE 68127:


*Additional locations may be added subject to the prior written approval of BAYER.

                                    EXHIBIT B
                                    PRODUCTS


PRODUCT        CODE NO.     UNIT SIZE     CASE QUANTITY         PALLET QUANTITY
-------        --------     ---------     -------------         ---------------
Baytril 100    023699       100 ml             24                     576

                                    EXHIBIT C
                                   "TERRITORY"

AGENT shall be entitled to obtain orders for the sale of PRODUCTS to approved CUSTOMERS only in the TERRITORY, designated by the following map of the
TERRITORY:

Under no circumstances shall AGENT obtain orders for the sale of PRODUCTS or transfer any PRODUCTS outside of the TERRITORY without obtaining the prior written approval of BAYER.


TERRITORY:

         THE ENTIRE U.S.

                                    EXHIBIT D
                             AGENT COMMISSION RATES

BAYER will pay AGENT, by approved delivery/distribution/sales locations, for provision of commissioned field sales, telemarketing or inside sales, distribution, and administration services at the following rates:


Order/Entry, Warehouse and Shipping Services                  3% of Net Sales
Commissioned Field Sales Services                             3% of Net Sales*
Telemarketing (outbound phone sales) Services
and/or Retail Sales Location and Service                      1% of Net Sales
Administration/Records/Collection Services                    1% of Net Sales

*1% of Net Sales is to be paid by AGENT to its Field Sales Personnel


BONUS COMMISSION FOR GOAL ACHIEVEMENT

An additional Bonus Commission of 2% is available for goal achievement. The AGENT sales goal is listed on Exhibit G. Bonus Commissions are paid at year-end, and are paid on total net sales for the year, less unpaid balances BAYER has credited AGENT.

                                    EXHIBIT E
                               BAYER ANIMAL HEALTH
                     PRICES, POLICIES AND TERMS FOR PRODUCTS


I.       List Prices

         See the attached BAYER Animal Health Price List for PRODUCTS (hereafter "Price List"). All prices listed in the Price List are subject to change by BAYER without notice.

II.      Policies for Inventory

         A. Minimum Annual Sales Volumes (gross sales minus returns) for each approved Delivery/Distribution/Sales location shall be $25,000. AGENT agrees to invoice within a 12 month period of the effective date of this Agreement PRODUCTS having an aggregate gross sales value of no less than $25,000 per approved Delivery/Distribution/Sales location. Such amount shall be cumulative for each of AGENT's approved Delivery/Distribution/Sales locations. The sales volume requirement will be pro-rated on a month basis if the AGENT enters into this Agency Agreement at any time other than January.

                  BAYER reserves the right at all times to set maximum inventory levels of PRODUCTS that are in AGENT's custody.

         B.       Returned Goods

                  1.       CUSTOMER Returns to AGENT

                           BAYER shall allow AGENT to arrange for the return of PRODUCTS from CUSTOMERS. AGENT shall not pick up or place PRODUCT returned for any reason back into saleable inventory. All PRODUCTS returned to AGENT by CUSTOMER are deemed to be non-saleable, and must be returned to BAYER. AGENT will issue credit to CUSTOMER as required based on original invoice price. Lot number tracking is required.

                  2.       AGENT Returns to BAYER

                           Upon receipt of non-saleable PRODUCTS returned from AGENT, BAYER will ship to AGENT an equivalent amount of PRODUCTS for replacement of inventory.

                           When AGENT is returning product to BAYER, CUSTOMER returns must be kept separate from AGENT returns.

                           To arrange for a return of PRODUCT, AGENT shall contact the Baytril Inventory Control Specialist at 800-255-6517, who will make any appropriate adjustments to inventory and arrange for pick-up. In most cases a Return Authorization (RA) will be issued by BAYER for the return of PRODUCT. The cost of return freight will be borne by BAYER.

III.     Delinquent Remittance Terms

         Should any remittance due from AGENT be delinquent, BAYER shall be entitled to (1) freeze and/or retrieve inventory in AGENT's possession, and/or (2) terminate this Agency Agreement on thirty
         (30) days prior written notice to AGENT. The remedies provided for herein are not exhaustive and BAYER shall have the right to pursue other legal remedies against AGENT for AGENT's delay or failure to remit payments for PRODUCTS.

IV.      Credit

         A.       Approval

                  1. AGENT shall have the authority to open accounts with an initial credit limit which will be predetermined by BAYER. Such amount may be amended as needed by BAYER on not less than five (5) days written notice to the AGENT. AGENT will extend or deny credit within such limit based upon AGENT'S professional judgement, which shall encompass the following:

                           a.       Evaluation of the CUSTOMER'S credit
                                    worthiness, if such information appears in the AGENT'S database, and if permitted by law. The AGENT will review such credit worthiness for all CUSTOMERS and restrict credit accordingly.

                           b. BAYER Credit will notify AGENT of any CUSTOMER that does not qualify for shipments, based on inadequate credit worthiness or for marketing reasons (DNS).

                           c. Any CUSTOMER past due more than 60 days with no payment activity, or which the AGENT knows to be insolvent, which has filed for bankruptcy or has had a petition in Bankruptcy filed against it, will be placed on DO NOT SHIP status. BAYER should be notified immediately of such a situation.

                  2. Any credit line above the then applicable credit limit set forth in Paragraph A.1 above, shall require the prior written approval of the BAYER Credit Department.

         B. At month-end, AGENT will provide the BAYER Credit Department with an Aging Schedule of all outstanding receivables over 60 days.

                  1. Any credit line above the then applicable credit limit set forth in Paragraph A.1 above, shall require the prior written approval of the AGENT must notify the BAYER Credit Department of any account over 60 days past due with no payment activity, and place the CUSTOMER on DO NOT SHIP status.

                  2. If AGENT elects to turn an account over to BAYER after 90 days past due, AGENT must provide BAYER with copies of outstanding invoices and proofs of delivery (POD).

                                    EXHIBIT F
                          BAYER ANIMAL HEALTH PRODUCTS
                           SALES TERMS AND CONDITIONS

1.       All product orders are subject to acceptance by BAYER.

2. See the attached BAYER Animal Health Price List for PRODUCTS (hereafter "Price List"). All prices listed in the Price List are subject to change by BAYER without prior notice. Payment terms are net thirty (30) days.

3. All returns of PRODUCTS to BAYER are to be arranged by AGENT and accomplished following prior authorization by the Baytril 100 Inventory Control Specialist. Return freight from AGENT to BAYER will be paid by BAYER.

4. To obtain assistance concerning your Baytril inventory or consignment orders contact the Baytril Inventory Control Specialist at 800-255-6517. For customer or technical service call 800-633-3796, or notify your local BAYER sales representative.

5. BAYER reserves the right at any time to allocate its supply of any product among CUSTOMERS in proportion to their orders, or otherwise partially fill their orders, whenever any product is back ordered or otherwise not available for sale in sufficient quantity to meet all orders then on hand. BAYER reserves the right to limit orders to commercially reasonable quantities. Whenever BAYER is requested to make delivery in full by a certain date, BAYER'S exercise of its rights under this Paragraph shall excuse its failure to make full delivery by such date.

6. BAYER shall not be obligated to fill any order requesting delivery sooner than BAYER'S then current delivery schedule, nor shall BAYER be obligated to fill any order for a customer if payment for any products previously sold to such customer is past due

7. BAYER shall retain title to and bear the risk of loss for products until their delivery to customer at the destination specified in the bill of lading.

8. BAYER warrants that products shall conform with the description contained in the labeling thereof EXCEPT AS SET FORTH ABOVE, BAYER MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH REGARD TO PRODUCTS, INCLUDTNG ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

9. No claim of any kind by CUSTOMER against BAYER arising out of the sale of the PRODUCTS shall be for more than the value of that portion of the PRODUCTS for which any claim is made. BAYER shall not be liable for any special, incidental or consequential damages, whether arising in contract or tort.

         The remedies set forth herein shall be CUSTOMER's sole and exclusive remedies with respect to any defective or damaged PRODUCTS.

                                    EXHIBIT G
                          BAYTRIL 100 AGENT SALES GOAL
                                BONUS COMMISSION


   Agent will be eligible for a 2% bonus commission on all sales of Baytril 100 after achieving the sales goal identified below. This bonus commission will be paid on an annual basis on all sales of Baytril 100 which have been made in the effective time period.

   Effective Dates:                 January 1, 1999 through December 31, 1999

   Agent:                           PVP

   Sales Goal:                      $*******



***Confidential material omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                               PRODUCTS PRICE LIST

Effective date:  January 1, 1999

PRODUCT           CODE       SIZE        QUANTITY               UNIT PRICE
-------           ----       ----        --------               ----------
Baytril 100       023699     100 mi      1-23 Units             $**** ea
Baytril 100       023699     100 mi      24 + Units             $**** ea




***Confidential material omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                          Terms and Conditions of Sale

         All prices based on $***** minimum purchase. No orders for less than case quantity will be accepted.

Terms of Sale

         The terms and conditions of sale established by Bayer conform to current commercial and legal requirements. Accordingly, acceptance of Distributor's orders are expressly made conditional on Distributor's assent to these terms and conditions. No modification or addition hereto shall be affected by acknowledgement or acceptance of purchase orders containing additional or differing terms. Any changes or additions must specifically refer to this Agreement and be signed by Bayer.

Transportation F. O. B.

         Origin of Bayer's choice with freight allowed to a single common carrier destination in Distributor's area of responsibility, provided each order must be at least $***** per shipping location. If the order is for less than the specified minimum, freight shall be charged to the distributor and included on the invoice. Bayer shall select transportation mode and carrier routing. If Distributor requires a transportation mode and/or carrier routing other than that selected by Bayer, and is satisfactory to Bayer, Distributor shall pay additional costs.

Title and Risk of Loss

         Title and risk of loss in all goods sold hereunder shall pass to Distributor at shipping point. In the event of loss or damage, Distributor should mark receiving documents appropriately and initiate a claim with carrier. Damage claims or carrier's freight bill and an inspection report should support shortages. Bayer will provide reasonable assistance to Distributor in claim filing, if notified within 3 business days.

Delivery

         Bayer reserves the right to make shipments in installments. Distributor's orders will be supplied subject to availability of product and, in the event of product shortage for any reason, Bayer reserves the right to restrict or allocate its supply of products.

Contingencies

         In the event of war, flood, strike, labor trouble, riot, acts of governmental authority, natural disasters, or other contingencies beyond the reasonable control of the parties, interfering with the production, supply, or transportation to Distributor of goods covered herein, or with the supply of any raw materials used in connection therewith,



***Confidential material omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

quantities so affected shall be eliminated from the order without liability, but the order shall otherwise remain unaffected.

Warranty and Damages

         Bayer warrants that products shall conform with the description contained on the labeling thereof. EXCEPT AS SET FORTH ABOVE, BAYER MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH REGARD TO PRODUCTS. INCLUDING ANY WARRANTY OF MERCHANTABILTY OR FITNESS FOR A PARTICULAR PURPOSE. Distributor's exclusive remedy for breach of the foregoing warranty by Bayer and Bayer's sole liability shall be replacement or refund of the purchase price for the goods involved. In no event shall Bayer be liable for consequential or incidental damages.

Patents and Trademarks

         Bayer has been advised that the sale of its products outside the United States and its possessions may or may not infringe the patent and trademark rights of others.

Price, Taxes and Payment Terms

         Price shall be as specified in the Bayer Price List in effect at the time of Distributor's order, provided Distributor places no restrictions against immediate shipment. Prices are subject to change without notice. Any list or resale prices referred to Distributor are suggested only. Goods are invoiced without sales or use tax, provided Distributor maintains properly executed resale certificate on file at Bayer.

Normal terms of sale are Net 30 days.

Controlling Law

         Differences and disputes arising out of the sale of Bayer products shall be resolved in accordance with the laws of the State of Kansas.

Return Goods Policy

1. Outdated merchandise cannot be returned without prior authorization from a Bayer Sales Representative.

2. Credit for or exchange of merchandise will be issued only to the original purchaser.

3. A Returned Merchandise Authorization Form approved by a Bayer Sales Representative must accompany outdated returns.

4. Outdated merchandise in unopened containers may be returned if within 120 days of expiration. Product received more than 120 days beyond expiration date is not eligible for credit.

5.       Outdated returns will receive:

         Biologicals
         -----------

         Biologicals approved for return can, at distributor's discretion, be replaced with IDENTICAL products (same product codes), or credit can be issued for 80% of current published price.

         If replacement is selected, Bayer will issue a credit memo and subsequent invoice at the same price for tracking purposes.

         All Other Bayer Products
         ------------------------

         All other Bayer products approved for return for credit will be issued at 100% of price paid.

6. Merchandise labeled and/or sold as nonrefundable cannot be returned for credit.

7. In-date merchandise cannot be returned without prior approval by the Bayer Sales Management.

8. Returns should be prepaid with shipping labels affixed to the outside of all shipping containers, and shipped freight prepaid to:

                 Bayer Corporation
                 Agriculture Division
                 Animal Health
                 5101 Speaker Road
                 Kansas City, KS 66106

                                 Sales Agreement

         This document will identify the conditions and terms of the Sales Agreement between Professional Veterinary Products, Ltd. and Bayer Corporation, Agriculture Division, Animal Health.

         1. The term of the Agreement shall be January 1, 1999 through December 31, 1999.

         2. Bayer understands that Professional Veterinary Products Ltd. is in a class of trade called a Veterinary Buying Group. This will entitle P.V.P. to sell the Bayer product ADVANTAGE. P.V.P. will transmit ADVANTAGE orders to be processed by Bayer via E.D.I. The ADVANTAGE orders will then be shipped and billed by Bayer.

         3. Bayer will provide P.V.P., whenever possible, advance notice of all ADVANTAGE promotional programs to allow incorporation into P.V.P. programs, if appropriate.

         4. The ANNUAL purchase goal and total for the period of this Agreement is:

                             Annual Total                  $*******
                                                           --------

         5. Bayer will pay P.V.P. a rebate based on sales of ADVANTAGE. This rebate will be paid monthly at the rate of 5 % of P.V.P. ADVANTAGE sales to its members.

         6. The Bayer Regional Manager will have the primary responsibility for P.V.P., and will coordinate and direct the frequent support of the local Bayer sales representative.

         7. P.V.P. will comply with, and is entitled to respectively, the terms and conditions of sale and return goods policy to veterinarians as set forth in the 1999 ADVANTAGE conditions of sale.

         8. P.V.P. represents that it sells Advantage only to licensed, practicing veterinarians whose activities are engaged substantially, if not predominantly, in the private practice of veterinary medicine.



***Confidential material omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

         9. This Agreement can be terminated by either party within 10 days by providing written notice of their intent to the other party.

         Signature of this document by both parties signify agreement on the above conditions.


         BAYER CORPORATION                     PROFESSIONAL VETERINARY
                                               PRODUCTS, LTD.


         /s/ Glenn Watson                      /s/ Dr. Lionel L. Reilly
         -----------------                     ------------------------
         Director of Sales                     President
         March 1, 1999                         February 23, 1999

32